UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2022 (May 31, 2022)

GUSKIN GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-171636	27-1989147
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4500 Great America Parkway, PMB 38, Ste 100

Santa Clara, CA 95054

 (Address of principal executive offices, Zip Code)

(408) 766-1511

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

GUSKIN GOLD CORP.

Form 8-K

Current Report

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On May 31, 2022, (made effective as of June 1, 2022) Guskin Gold Corp., (the “Company”) enter into a Service Agreement (the “Service Agreement”) with Integrity Media, Inc., a Nevada corporation (“IMI”) setting forth the terms and conditions whereby IMI would provide investor relation and other services. Thereafter, on June 30, 2022, IMI tendered it resignation to the Company and the Company accepted the same.

Item 7.01 Regulation FD Disclosure

On July 14, 2022, the Company issued a press release announcing the opening and operations of the Company’s Tepa Gold Mine in Ghana, Africa.  The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additionally, on July 1, 2022, we announced to investors that we have become aware of certain promotional activities by parties not associated with the Company. We caution potential investors not to rely on these promotional and speculative statements and claims, touting future performance, anticipated trajectories of our stock price, or urging investors to act immediately. We advise that all potential investors should only rely on information provided directly by the Company, which manages internally all investor relations, marketing, and corporate communications, and can be found on our website at www.guskingold.com.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits

Exhibits:

Exhibit No.	Description

99.1	Press Release, dated July 14, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GUSKIN GOLD CORP.

July 14, 2022	/s/ Naana Asante
Name: Naana Asante
Title: Chief Executive Officer

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